                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 OR 15(d) of
                                        The Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): April 28, 2006

STRUCTURED  ASSET  MORTGAGE  INVESTMENTS  II INC. (as company under a Pooling and Servicing  Agreement  dated as of
April 1, 2006  providing  for, inter alia, the issuance of GreenPoint  Mortgage  Funding Trust  2006-AR3,  Mortgage
Pass-Through Certificates, Series 2006-AR3)

                               (Exact name of registrant as specified in its charter)

              Delaware                                 333-132232                              30-0183252
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   (State or other jurisdiction of              (Commission File Number)                     (IRS Employer
           incorporation)                                                                 Identification No.)

                     383 Madison Avenue
                     New York, New York                                                   10179
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           (Address of principal executive office)                                     (Zip Code)

                                                   (212) 272-2000
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                               (Registrant's telephone number, including area code )

                                                     N/A
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                              (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On April 28, 2006, Structured Asset Mortgage Investments II, Inc. caused the issuance and sale of the GreenPoint
MTA Trust, Mortgage Pass-Through Certificates, Series 2006-AR3, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2006, among Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank,
National Association, as trustee, and EMC Mortgage Corporation.

Item 9.01.        Financial Statements and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits  (executed  copies):  The  following  execution  copies of Exhibits to the Form
S-3 Registration Statement of the Registrant are hereby filed:

                  10.1     Pooling and Servicing Agreement, dated as of April 1, 2006 among Structured Asset
                           Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association, as trustee, and EMC Mortgage Corporation.

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                                     By:       /s/ Baron Silverstein
                                                     Name:  Baron Silverstein
                                                     Title:   Vice President

Dated:  May 15, 2006

                                                    EXHIBIT INDEX

         Exhibit Number                                                 Description

              10.1                Pooling and Servicing Agreement

                                                   EXHIBIT 10.1